SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (date of earliest event reported): SEPTEMBER 16, 2003
                               ------------------


                           DELTA FINANCIAL CORPORATION
                           ---------------------------
               (Exact Name of Registrant as Specified in Charter)


         DELAWARE                    1-12109                  11-33336165
         --------                    -------                  -----------
      (State or other        (Commission File Number)  (IRS Employer ID Number)
      jurisdiction of
      incorporation)



        1000 WOODBURY ROAD, SUITE 200, WOODBURY, NEW YORK    11797-9003
        -------------------------------------------------    ----------
           (Address of principal executive offices)        (Zip Code)



       Registrant's telephone number, including area code: (516) 364-8500
                                                           --------------



                                       N/A
        (Former name or former address, if changed since last report)

ITEM 9. REGULATION FD DISCLOSURE

On September 16, 2003, Delta Financial Corporation issued a press release announcing that it had been served with a countersuit by James E. Morrison on behalf of Delta Funding Residual Management, Inc. (DFRM) and Delta Funding Residual Exchange Company, LLC (the "LLC"), seeking damages in an amount not less than $110 million and declaratory judgment that it can terminate the Company's rights in the LLC operating agreement, among other things. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference. The press release shall not be deemed "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended.




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


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          DELTA FINANCIAL CORPORATION

                                          By: /S/ MARC E. MILLER
                                              ------------------
                                          Name: Marc E. Miller
                                          Title: Senior Vice President and
                                          Secretary



Dated: September 16, 2003







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